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                                                                   Exhibit 23.2




              Consent of Independent Certified Public Accountants

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 1995, in the Registration Statement (Form S-1) and related Prospectus of Renex Corp. for the registration of 3,000,000 shares of common stock.


                                                        ERNST & YOUNG LLP



Miami, Florida
July 31, 1997